UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2016

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota (State or other jurisdiction of incorporation)	1-13471 (Commission File Number)	41-1656308 (IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota (Address of principal executive offices)	55445 (Zip Code)

Registrant’s telephone number, including area code (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2016, John Gonsior informed Insignia Systems, Inc. (the “Company”) of his intention to resign as Chief Financial Officer (including the positions of principal financial officer and principal accounting officer), Secretary and Treasurer of the Company, effective May 27, 2016. The Company will designate a successor for the positions of principal financial officer and principal accounting officer prior to Mr. Gonsior’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 12, 2016	By	/s/ Kristine A. Glancy
		Name:	Kristine A. Glancy
		Title:	Chief Executive Officer